                                    EX-10
                        Exhibit 10.16.1 VW Dealer Agmt

                               EXHIBIT 10.16.1

                         VOLKSWAGEN DEALER AGREEMENT

      1. Appointment. Volkswagen United States, Inc. a division of Volkswagen of America, Inc. ("Distributor"), having a place of business at 3800 Hamlin Road, Auburn Hills, MI 48326 appoints Lithia Motors, Inc. ("Dealer") doing business under the fictitious name Lithia Volkswagen, having its place of business at 700 North Central, Medford, OR 97501, as an authorized dealer in Volkswagen brand motor vehicles and genuine parts and accessories therefor. Accordingly, the parties agree as follows:

      2. Standard Provisions. The Dealer Agreement Standard Provisions (the "Standard Provisions") (Form No. Deal 92VB) are part of this Agreement. Any term not defined in this Agreement has the meaning given such term in the Standard Provisions.

      3. Ownership and Management. To induce Distributor to enter into this Agreement, Dealer represents that the persons identified in the Statement of Ownership and Management, which is attached as Exhibit A, are Dealer's Owners and Executives. Distributor is entering into this Agreement in reliance upon these representations, and upon the continued provision by such persons of their personal services in fulfillment of Dealer's obligations under this Agreement. Accordingly, Dealer agrees there will be no charge in Dealer's Owners without Distributor's prior written consent, and no change in Dealer's Executives without prior notice to Distributor.

      4. Minimum Financial Requirements. Dealer agrees to comply and maintain compliance with the minimum financial requirements established for Dealer from time to time in accordance with the Operating Standards. Throughout the term of this Agreement those minimum financial requirements are subject to revision by Distributor, after review with Dealer, in light of operating conditions and the development of Dealer's business and business potential.

      5. Dealer's Premises. Distributor has approved the location of Dealer's Premises as specified in the Dealer Premises Addendum, attached as Exhibit B. Dealer agrees that, without Distributor's prior written consent, it will not (a) make any major structural change in any of Dealer's Premises,
(b) change the location of any of Dealer's Premises or (c) establish any additional premises for Dealer's Operations.

      6. EXCLUSION OF WARRANTIES. EXCEPT FOR DISTRIBUTOR'S WARRANTIES, AND EXCEPT AS PROVIDED IN ARTICLE 9(1) OF THE STANDARD PROVISIONS, THERE ARE NO EXPENSES OR IMPLIED WARRANTIES OR OBLIGATIONS OF THE MANUFACTURER OR DISTRIBUTOR AS TO THE QUALITY OR CONDITION OF AUTHORIZED PRODUCTS, OR AS TO THEIR MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND, TO THE EXTENT PERMITTED BY LAW, DEALER WILL EXCLUDE ANY AND ALL SUCH WARRANTIES AND OBLIGATIONS IN ITS SALES OF AUTHORIZED PRODUCTS.

      7. Term. The term of this Agreement begins on the date of its delivery to Dealer or on January 1, 1992, whichever is later. This Agreement shall continue in effect until December 31, 1996, or XXXXXXXXXX, 19XX, whichever is earlier, unless sooner terminated by either party or superseded by a new Dealer Agreement with Distributor.

      8. Governing Law. This Agreement will be construed in accordance with the laws of the State of Oregon. Should the performance of any obligation under this Agreement violate any valid law of such jurisdiction, then this Agreement shall be deemed modified to the minimum extent necessary to comply with such law.

      9. Additional Terms and Conditions. This Addenda attached hereto as Exhibits A through B are part of this Agreement, and are incorporated into this Agreement by this reference.

Dated: April 5, 1996

VOLKSWAGEN UNITED STATES, INC.

By:   /s/ Colin Gour
      Zone Manager -- Colin Gour

DEALER - LITHIA VOLKSWAGEN

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer, President

                                 EXHIBIT A TO

                         VOLKSWAGEN DEALER AGREEMENT

                             Dated April 5, 1996

Statement of Ownership and Management

1.    Dealer firm name: Lithia Motors, Inc., d/b/a Lithia Volkswagen

2.    Principal place of business:  700 North Central, Medford, OR  97501

3.    Dealer is   ( ) proprietorship

            ( ) partnership

            (x) corporation,  incorporated on December 23, 1995 under the laws of the State of Oregon

4.    The following persons are the beneficial and record owners of Dealer:



Name and Address of Each                                    Percentage of
Record and Beneficial         If a Corporation, Number   Ownership of Record
Owner of Dealer                  and Class of Shares          In Dealer

                                  Number      Class

Sidney B. DeBoer                    75                           62.5%
234 Vista
Ashland, OR  97520

Manfred L. Heimann                  45                           37.5%
426 Roundelay Circle
Medford, OR



5.    The following persons are Dealer's Officers:

      Name and Address                        Title

      Sidney B. DeBoer                      President
      (same as above)

      Manfred L. Heimann                 Vice President
      (same as above)

6. The following person functions as General Manager of Dealer. As such, he is an agent of Dealer and is authorized, and Distributor is entitled to rely on his authority, to make all decisions on behalf of Dealer with respect to Dealer's Operations.

      Name and Address                        Title

      Bryan DeBoer                       General Manager
      1 Eastwood Drive
      Medford, OR  97504

Dealer hereby certifies that the forgoing information is true and complete as of the date below. Distributor has entered into this Agreement in reliance upon the qualifications, and the continued provision of personal services in the ownership and management of Dealer by, the persons identified above.

This Exhibit cancels any prior Statement of Ownership and Management.

Dated:  April 5, 1998

Volkswagen United States, Inc.

By:   /s/ Colin Gour
      Zone Manager -- Colin Gour

Dealer - Lithia Volkswagen

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer, President

                                 EXHIBIT B TO

                         VOLKSWAGEN DEALER AGREEMENT

                             Dated April 5, 1996

                           Dealer Premises Addendum

1.    Dealer firm name: Lithia Motors, Inc., dba Lithia Volkswagen

2. Distributor has approved the location of the following premises, and no others, for Dealer's Operations:

      a.    Sales Facilities:  700 North Central, Medford, Oregon 97501.

      b.    Authorized Automobile Storage Facilities:  Same as above.

      c.    Service Facilities:  Same as above.

      d.    Genuine Parts Storage Facilities:  Same as above.

      e.    Used Car Lot:  Same as above.

Dealer hereby certifies that the foregoing information is true and complete as of the date below. The Exhibit cancels any prior Dealer Premises Addendum.

Dated:  April 5, 1996

Volkswagen United States, Inc.

By:   /s/ Colin Gour
      Zone Manager -- Colin Gour

Dealer -- Lithia Volkswagen

By:   /s/ Sidney B. DeBoer
      Sidney B. DeBoer, President